                                                                   EXHIBIT 10.18

SVERIGES FASTIGHETSAGARE

                                 HYRESKONTRAKT
                                   FOR LOKAL
                                                                      Nr  731100

Undertecknade har denna dag traffat totjande hyresavtal:              Kryss I ruta Innebar att den darefter foljande texten galler
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
         Bojner Estate AB
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                                                                      Personner/orgnr
         SPRAY Interactive Media Agency AB                                          556506-7997
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 Kommun                                                  Kvarter/stadsaga
         Stockholms                                              Havssvalget 2
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 Gata                                                                 Trappor                    Lagenhet nr
         Riddargatan 17 C                                                     bv                           731100
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 Lokalen med tillhorande utrymmen uthyrs. om inte
 annat anges, I befintligt skick an anvandas ull:        kontor med utbildningsverksamhet
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 Butiksarea i        Kontorsarea i                             Lagerarea i           Ovnga utrymmen
 plan        m/2/    plan      m/2/     plan  m/2/             plan     m/2/         plan   m/2/
                     bv        479
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                                                                                                                          bilaga
[X]  Omfattningen av de forhyrda lokalema har markerats a bifogade nining(ar)                                                    1
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     dilfart for bil                                              parkeringsplats(er)      garageplats(er)
     for I- och plats                          plats for          for                      for
                                               skytt
[_]  urfastning      [_] plats for skytt   [_] skap/automat               [_] bil(ar)          [_] bil(ar)     [_] uthus
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 Lokalon urthyrs                                                               Vid hyrasfornaltandeta upphorande skall    bilaga
                                                                               hyrasgasten, om inte annan overens-
                                                                               kommelse traffats, borfora honom
     utan sarskild for verksamheten        med sarskild for verksamheten       lillhorig inredning och aterstalia
[_]  avsedd inredning                  [_] avsedd inredning eni bil            lokalerna i godtagbart skick.
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 Fran och med den                                                Till och med den
          april 1996                                                         31 mars 2001
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 Uppsagning av detta kontrakt                                    lore den avialade hyrastidens utgang
 skall ske skriftligen minst          9        manader           i annat fall ar kontraktet fonangt med     3   ar for varje gang
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 Kronor
                                                                                                              hyra exkl nedan
             574.800:-, se sarsk best bil 2                      per at utgorande  [_] total hyra         [_] markerade tillagg
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                                                                                                                          bilaga
[X]  Andring av ovan angiven hyra sker i enlighet med bifogade indexklausul                                                      3
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 Erforderlig uppvarmning av lokalon ombesorjas av           Varmvatten tillhandahalls
[X]  hyrosvarden              [_] hyresgasten               [X] hela aroi                  [_] inte alls   [_]
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                                                                                                                          bilaga
[_]  Bransle/Varmetillagg utgar i enlighet med bifogade klausul
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                                                                                                                          bilaga
[_]  Va-tillagg utgar i enlighet med bifogade klausul
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                                                                                                                          bilaga
[_]  Kostnader for drift av sarskild kyl- och ventilationsaniaggning orsatts i enlighet med bifogade klausul
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[_]  Ingar i hyran                                           [X] hyresgasten har eget abonnernang
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[_]  Ingar i hyran                                           [X] ombesorjs och bekostas av hyresgasten
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                           ombesorjs och bekostas av hyresgasten, se sarsk best bil 2                                     bilaga
[_]  Ingar i hyran     [X] (dock allgger det hyresvarden att tilthandahalla sopkari och erforderligt soputrymme)
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[_]  Ingar i hyran                                           [_] ombesorjs och bekostas av hyresgasten
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                                                                                                                          bilaga
[_]  Ingar i hyran     [X] ersattning harior ertaggas enligt sarskild overenskommelse, se sarsk best bil 2
-----------------------------------------------------------------------------------------------------------------------------------
 Skulle efter avtalels locknande - for avtal lopande pa langre tid an tre ar - oforutsedda kostnadsokningar uppkomma for fastigheten pa grund av
   a) inforande eller hojning av sarskild for fastigheten gallande skatt, avgivt eller palaga varom riksdag, regering, kommun eller myndighat kan komma an besluta
   b) generelle ombyggnadsatgardor eller liknande pa fastigheten som ej enbart avser lokalen och som hyresvarden alaggs att utfora till foljd av beslut av riksdag, regering, kommun eller myndighet skall hyresgasten med verkan fran intradd kastnedsokning enaggs ersartning till hyresvarden for pa lokalen belopande andal
 av den totala arliga kostnadsokningen for fastigheten.      av fastighetens yta

 Lokalens andol ar 8, 8 procent (har andelen ej angivits beraknas don i fornallande till i fastigheten utgaende hyror vid tiden for kostnadsokningen)
 Med skatt enligt a) ovan avses ej moms och fastighetsskatt i den man ersattning hartor ertaggs i enlighet med sarskild overenskommolse ovan.
 Ersattningen erlaggs enligt nedanstaende regler om hyrans betalning
-----------------------------------------------------------------------------------------------------------------------------------
[X]  Fastighetsagaren/hyresvarden ar skanskyldig till moms for uthyming av lokalen. Hyresgasten skall utover hyran erlagga vid varje tillfalle gallande moms

[_]  Om fastighetsagaren/hyresvarden efter boslut av skattemyndighoten blir skattskyldig till moms for uthyrning av lokalen skall hyresgasten utover hyran ertagga vid varje tillfalle gallande moms.
     Danna som erlaggs samtidigt med hyran boraknas pa angivet hyresbelopp jamte, enligt varje tidppunkt gallande reglor for moms pa hyra. pa i forokommende fall enligt hyreskontraktet utgaende tillagg och andra ersattningar.
-----------------------------------------------------------------------------------------------------------------------------------
 Sveriges Fastighetsagaretforbunds formular nr 12A upprattet 1991 i samrad med Sveriges Kopmannaforbund / Lokalhyresgasterna
 och Foretgana Riksorganisation.                                                                            Efter____ for__ludas

                            SARSKILDA BESTAMMELSER
                                                                          bil 2.

till kontrakt nr 731100 av den 4 april 1996 mellan Bojner Estate AB (hyresvard) och SPRAY Interactive Media Agency AB (hyresgast).

0. Tidigare brev gallande uthyrningen av lokalen av den 29/2-1996, 4/3-1996 och 3/4-1996 ar forutsattningar for uthyrning av lokalen dar ej annat anges och bifogas dessa sarskilda bestammelser.

1. Hyra utgar fran och med den 1 juli 1996 med 1.200:-/kvm,ar, exklusive moms och fastighetsskatt. Hyresbeloppet ar reducerat under tiden fram till detta datum.

2. Hyresgasten skall val varda lokalen med inredning och ersatta skador till foljd av ovarshamhet och bristande tillsyn som inte ar att hanfora till normalt slitage.
     Hyresvarden forutsatter att hyresgastens forsakring tacker skador av denna art liksom inbrott och skadegorelse.

3. Uthyrning i andra hand av hela lokalen eller delar av denna till annan person, foretag eller utomstaende medgives forst efter hyresvardens skriftliga medgivande med sedvanlig provning. Bl a forutsattes att detta inte medfor nagra som helst komplikationer eller kostnader for hyresvarden.

4. Till kontraktet skall senast den sista april 1996 fogas ett aktuellt registreringsbevis avseende hyresgastens bolag, samt uppgifter om borgensman.

5. Utover i klausulen "oforutsedda kostnader" i gallande kontrakt sid 1 angivna kostnadsokningar skall hyresgasten vid varje tillfalle aven betala sin andel av gallande fastighetsskatt eller annan sarskild skatt eller annan palaga avseende fastighreten. Dessa kostnader fordelas efter yta i fastigheten. Lokalens andel i fastigheten ar 8,82%. Vad avser fastighetsskatten fordelas denna enligt instruktioner fran skattemyndigheten och anpassas vid varje tillfalle till fastighetens typ och art.

6. Hyresgasten ager inte parkera bilar pa garden forutom vid inflyttning respektive avflyttning och da endast efter tillstand fran hyresvarden. Overtradelse medfor bortforsling pa agarens bekostnad.

7. Alla ingrepp i lokalen skall av hyresgasten dokumenteras skriftligen och far endast utforas efter skriftligt godkannande av hyresvarden. Detta galler sarskilt installation av el, vvs, och ventilation, som alla regleras av bestammelser av myndighet eller forsakringsbolag. Ovanstaende galler aven provisoriska atgarder.

8.   Betraffande sophantering galler foljande:

     Hyresvarden tillhandahaller ett soprum placerat till hoger pa garden (Riddargatan 17) for normalt kontorsavfall. Detta maste ovillkorligen placeras i storre sopsackar av plast och forslutas med snore eller sarskild plasttrad. Nagon annan typ av forpackning godkannes icke av SKAFAB som genom Sellbergs later hamta sackarna.

     Sasom grovavfall raknas grovre emballage, kartonger, inredninsdetaljer, fargburker tralador, maskindelar, travirke m.m. Hyresgasten svarar sjalv for upplagring och borttransport av detta avfall genom direktkontakt med entreprenor for hamtning av avfallet, eller hyra av container, vilken bor vara lasbar.

     Da upprepade papekanden inte lett till godtagbart resultat kommer den hyresgast, som bryter mot dessa bestammelser och darigenom avbryter, forhindrar eller forsvarar hamtning av sopsackar eller fororsakar nedskrapning i soprummet eller pa garden, att sjalv fa bara kostnaden for extra stadning. Detsamma galler for nedsmutsning av trapphus, kallargangar samt garage.

     Hyresgasten forpliktigar sig vidare att anpassa sin verksamhet till kommande myndighetsbeslut som kan komma att reglera avfallshantering vad avser upplagring, kallsortering och borttransport.

9. Da lokalen innehaller vatten- och avloppsledningar maste hyresvarden ha tilltrade till dar belagna ventiler. Nycklar eller kodkort skall darfor i ett exemplar finnas hos hyresvarden.

10. Hyresgasten ager pa grund av fastighetens lokalisering mitt i ett bostadsomrade inte ratt organisera storande aktiviteter som bryter mot gangse orningsforeskrifter gallande saval lokaler som bostader.

11. Elens matarplatsbeteckning ar H2. Abonnemangets nummer ar 70 218 512. Overlatelsen av elen fran tidigare abonnent skall utforas samtidigt med patecknande av detta kontrakt.

12. Meddelanden gallande fastigheten kan lamnas skriftligen till Bojner Estate AB, c/o Torkapparater, Box 14207, 104 40 Stockholm, fax. 08-661 11 12, eller per telefon 08-660 90 00.

Efter ombyggnad av garden och flera andra delar av fastigheten vilka nu lider mot sitt slut, ar det troligt att flera ordningsregler nodvandigtvis maste uppstallas for att skapa en for alla hyresgaster trivsam miljo. Bestammelser och synpunkter liksom forslag och fragor kommer fran hyresvarden huvudsakligen att lamnas via fax.

Stockholm den 4 april 1996                     Stockholm den 4 april 1996

Bojner Estate AB                               Spray Interactive Media Agency AB
/s/ Ulf Bojner                                 /s/ Johan Ihrfelt
Ulf Bojner                                     Johan Ihrfelt

FORUTSaTTNINGAR FOR FORHYRNING AV INDUSTRILOKALEN, RIDDARGATAN 17.


I lokalen far endast utbildningsverksamhet forekomma. Cafe- eller utskankningsrorelse med forsaljning av mat och dryck tillats ej.

Tilltrade till lokalen i befintligt skick med utnyttjande av fastighetens nuvarande funktioner medges den 1/4-1996 till en kostnad av 1.200:-/kvm,ar under avtalstiden. Lokalen uthyres under forutsattning att hyresgasten eller hyresgastens verksamhet inte fororsakar storande verksamhet for hyresvarden eller for ovriga hyresgaster i fastigheten. Betraffande storande verksamhet galler denna aven eventuella andrahandshyresgaster som efter hyresvardens eventuella medgivande kan beviljas tilltrade till lokalen. Sadan storande verksamhet ar, forutom lukt-, avfalls- och transportproblem, ordningsmassiga problem, varvid galler polisens gallande ordningsstadga. Harutover galler vara egna sarskilda bestammelser enligt kontraktbilaga.

For lokalen skall vad avser underhall, myndighetskontakter etc nedanstaende galla, ur fastighetesagareforeningens standardkontraktsformular:

Det aligger Hyresgasten skall pa eget ansvar och egen bekostnad svara for de atgarder, som av forsakringsbolag eller byggnadsnamnd, miljo- eller halsoskyddsnamnd, brandmyndighet eller annan myndighet kan komma att kravas for lokalens nyttjande for avsedd anvandning.

Hyresgasten skall samrada med hyresvarden innan atgarder vidtages.

Om hyresgasten utan erforderligt bygglov vidtager andringar i lokalerna och varden till foljd harav enligt reglerna i PBL (plan- och byggnadslagstiftningen) (tvingas utge byggnads- eller tillaggsavgift skall hyresgasten till varden utge motsvarande belopp.

I ovrigt skall arbetet i lokalen utforas enligt SFS 1987:246 (PBL) samt 1987:383 (Plan- och byggforordningen).

Kontraktmassigt skall tilltrade till husets fasta installationer, vars genomforningar gar genom lokalen, medges hyresvarden. Rivning av befintliga installationer enbart avseende den gallande lokalen kraver hyresvarden tillstand. Skadestand gallande bristfalliga rivnings- och byggnadsarbeten utges av hyresgasten.

Nytt entreparti mot garden Riddargatan 17 utfores och bekostas av hyresvarden. Hyresvarden tar definierad del av lokalen i ansprak for genomforing av ventilationsschakt.

Ovansaende prelimnara bestammelser godkannes. Utokade bestammelser i huvudsak enligt tidigare ingangna hyreskontrakt bekraftas i separat kontrakt den 1/3-1996.

Stockholm den 29/2-1996                        Bojner Estate AB

Spray Interactive Media AB                     Anna Bojner

Johan Ihrfelt

SVERIGES FASTIGHETSAGARE          INDEXKLAUSUL
                                  for lokal
                                  Anvisningar se omstaende sida.

---------------------------------------------------------------------------------------------------------
Auser            Hyreskontrakt nr                                 I fastigheten
                 731100                                           Havssvalget 2
---------------------------------------------------------------------------------------------------------
Hyresvard
                 Bojner Estate AB
---------------------------------------------------------------------------------------------------------
Hyresgast
                 SPRAY Interactive Media Agency AB
---------------------------------------------------------------------------------------------------------
Klausul
                 Av det i kontraktet angivna hyresbeloppet  kronor    574.800:    skall    100%    eller
                 ____________ kronor utgora bashyra.  Under hyrestiden skall med hansyn till forandringama i konsumentprisindex (totalindex med 1980 som basar) tillagg till hyresbeloppet utga med en viss procent a bashyran enligt nedanstaende grunder.

                 For hyresavtal som borjar lopa nagon gang under tiden 1/1 - 30/6 anses bashyran anpassad till indextalet for oktober manad aret innan.

                 For hyresavtal som borjar lopa nagon gang under tiden 1/7 - 31/12 anses bashyran istallet anpassad till indextalet for oktober manad under samma tid.

                 Indextalet for den oktobermanad till vilken bashyran enligt ovan anses anpassad utgor bastal savida Inte annat avtalats enligt foljande genom angivande av ar.
                 Annat overenskommet bastal, namligen indextalet for oktober manad ar   1996

                 Skulle indextalet nagon pafoljande oktobermanad ha stigit med minst tre (3,0) enheter i forhallande till bastalet, skall tillagg utga med det procenttal varmed indextalet andrats i forhallande till bastalet.
                 I fortsattningen skall tillagg utga i forhallande till indexandringarna, varvid hyresforandringen beraknas pa basis av den procentuella forandringen mellan bastalet och indextalet for respektive oktobermanad.  For att hyresandring i fortsattningen skall ske fordras att index for nagon oktobermanad hojts eller sankts med minst tre
                 (3,0) enheter i forhallande till det indextal, som gallde vid det senaste tillfallet da hyran andrats enligt denna klausul.

                 Utgaende hyra skall dock aldrig sattas lagre an det i kontraktet angivna hyresbeloppet.
                 Hyresandringen sker alltid fr o m 1 Januari efter det att oktoberindex foranlett omrakning.
---------------------------------------------------------------------------------------------------------
Underskrift      Ort, datum                                       Ort, datum
                 Stockholm den   april 1996                       Stockholm den 12 april 1996
                 ----------------------------------------------------------------------------------------
                 Hyresvard                                        Hyresgast
                 Bojner Estate AB                                 SPRAY Interactive Media Agency AB
                                                                  /s/ Johan Ihrfelt
                 /s/ Ulf Bojner                                   ---------------------------------------
                                                                  Hyresgast


---------------------------------------------------------------------------------------------------------

Hyresvardens egen notering om bastal:

Lease for non-residential premises                       No 731100

The undersigned have on this day agreed to the following lease terms: An x in the box means that the text immediately following shall apply.

LESSOR                                         Bojner Estate AB

LESSEE                                         Spray Interactive Media Agency AB
                                               Civil registration no. _____________
                                               Comp. reg. no. 556506-7997

ADDRESS OF PREMISES                            Municipality:  Stockholm
                                               Street address:  Riddargatan 17C
                                               Block:  Havssvalget 2
                                               Floor:  Ground
                                               Suite no 731100

CONDITION AND USE OF                           Unless otherwise stated, the premises with appurtenant spaces
 PREMISES                                      are let in their present condition for use as:  office and training

SIZE AND EXTENT OF PREMISES                    Retail space                                           floor
                                               (e.g. in basement, on ground floor, on first floor, etc.)
                                                                                                   ____m/2/

                                               Office space                                    Ground floor
                                               (e.g. in basement, on ground floor, on first floor, etc.)

                                                                                                   479 m/2/

                                               Storage space                                          floor
                                               (e.g. in basement, on ground floor, on first floor, etc.)

                                                                                                   ____ m/2/

                                               Other space                                            floor
                                               (e.g. in basement, on ground floor, on first floor, etc.)

                                                                                                   ____ m/2/

                                               [X]  The location and extent of the premises are indicated in
                                                    the appended drawing(s).                      Appendix 1
                                               [_]  Vehicle access for loading and unloading.
                                               [_]  Place for sign
                                               [_]  Place for display case/automatic dispensers
                                               [_]  Parking space for                                  car(s)
                                               [_]  Garaging space for                                 car(s)
                                               [_]  Outbuilding

FURNISHING                                     [X]  The premises are let without special fittings and fixtures intended for the Lessee's business.
                                               [_]  The premises are let with special fittings and fixtures intended for the Lessee's business, as indicated in
                                                    Appendix 2.

                                                    On expiry of this Lease and any previous agreement
                                                    concluded between the Lessee and the Lessor regarding these premises, the Lessee shall, unless otherwise agreed, remove all furnishings belonging to him, and restore the premises to an acceptable condition. Appendix

TERM OF LEASE                                       From and including April 1996
                                                    To and including 31 March 2001

NOTICE OF TERMINATION                          Notice of termination of this Lease shall be given in writing at
 PROLONGATION                                  least 9 months prior to the expiration date agreed upon.

                                               The Lease shall otherwise be automatically prolonged by a
                                               term of 3 years each time.

RENT                                           SEK574,800, see special provisions Appendix 2 constituting
                                               [_] total rent

                                               [X] rent exclusive of surcharges marked below.

INDEX CLAUSE                                   [X] The rent specified above shall be adjusted in accordance with the index clause appended.  Appendix 3

HEATING AND HOT WATER                          Heating shall be arranged as necessary by
                                               [X] the Lessor
                                               [_] the Lessee
                                                   Hot water shall be provided
                                               [X] throughout the year
                                               [_] shall not be provided
                                               [_]

CHARGES                                        [_] A surcharge for fuel/heating shall be paid as per the
                                                   clause appended hereto.                      Appendix ___

WATER AND SEWAGE CHARGES                       [_] A surcharge for water/sewage shall be paid as per the
                                                   clause appended hereto.                      Appendix ___

COOLING AND VENTILATION                        [_] A surcharge for the operation of special cooling and
                                                   ventilation equipment shall be paid as per the clause
                                                   appended hereto.                             Appendix ___

ELECTRICITY                                    [_] Included in the rent.
                                               [X] The Lessee is responsible for his own subscription.

CLEANING OF STAIRWAY                           [_] Included in the rent.
                                               [X] To be arranged and paid for by the Lessee

REFUSE AND WASTE REMOVAL                       [_] Included in the rent.
                                               [X] To be arranged and paid for by the Lessee (the Lessor
                                                   shall, however, provide waste receptacles and requisite
                                                   space for the collection of refuse and waste.)  See Special
                                                   Provisions, Appendix 2.

SNOW CLEARANCE AND SANDING                     [X] Included in the rent as regards the property.
                                               [_] To be arranged and paid for by the Lessee.

PROPERTY TAX                                   [_] Included in the rent.
                                               [X] Compensation to be paid under a separate agreement.
                                                                                                Appendix 2

UNFORESEEN COSTS                               The following applies to Leases covering more than three
                                               years.  If, after this Lease has been signed, the property is affected by unforeseen cost increases as a result of
                                               (a)  the introduction of, or an increase in, special taxes, fees or surcharges applicable to the property through a decision of
                                                    Parliament, the Government, the municipal authority or

                                                     other authority
                                                (b)  general conversion work or other measures affecting the property and not only the premises in question and which
                                                     the Lessor is obliged to carry out following a decision
                                                     of Parliament, the Government, the municipal authority or
                                                     other authority the Lessee shall compensate the Lessor in
                                                     an amount corresponding to the premises' share of the
                                                     annual cost increase affecting the property starting at
                                                     the time of the cost increase in question.

                                                     The premises' share is 8.8 per cent (if the share is not
                                                     specified, it shall be calculated as a proportion of the
                                                     area of the property at the time of the cost increase).

                                                     Reference to tax in (a) above does not include sales tax
                                                     nor does it include property tax if compensation for this
                                                     tax is paid under separate agreement stipulated above.

                                                     Compensation is paid in accordance with the rules for
                                                     payment of rent as set out below.

SALES TAX                                       [X]  The property-owner/Lessor is liable to sales tax for letting the premises.  In addition to the rent the Lessee shall on each due date pay the sales tax at the rate then applicable.

                                                [_]  If the property-owner/Lessor is found by the tax authorities to be liable to sales tax for the letting of the premises the
                                                     Lessee shall, in addition to the rent, pay the sales tax at the rate then applicable.

The Swedish Federation for Rental Property Owners, Lease form No. 1.2A. Prepared 1991 in co-operation with the Swedish Retail Federation, The Organisation for Tenants of Premises and Swedish Federation of free Enterprises.

MEASURED PURSUANT TO SWEDISH STANDARDS SS 02 10 52
AREA CATEGORY COMMERCIAL AREA (BRA) THEREFORE SPECIFIED AS PREMISES (LOA). MEASURED AND ROUNDED DOWN
PREMISES 479.0M2

HAVSVALGET 2, STOCKHOLM
RIDDARGATAN 17, BACK BLDG
MEASUREMENT DRAWING
GROUND FLOOR
SCALE 1:100

LARS SCHOLDSTROM ARKITEKTKONTOR AB
STUREPLATAN 17
181 32 LIDINGO
SWEDEN
TELEPHONE:                 08 765 37 95
TELEFAX:                   08 765 37 82
DRAWN BY LS

                                                                     Appendix 2

SPECIAL PROVISIONS

pertaining to contract no. 731 100 of 4 April 1995 between Bojner Estate AB (hereinafter referred to as the Lessor) and Spray Media Agency AB (hereinafter referred to as the Lessee)

0. Unless otherwise stated, the conditions for lease of the premises are as outlined in previous letters concerning the lease of the premises dated 29 February 1996, 4 March 1996 and 3 April 1996 (appended to these special provisions).

1. Rent shall be payable as of 1 July 1996 and amounts to SEK 1,200/m2 and year, not including sales tax and property tax. The rent has been reduced for the period up to this date.

2. The Lessee shall take due care of the premises and furnishings and pay the cost of any damage arising as a result of negligence or lack of maintenance and which cannot be deemed normal wear and tear. The Lessor assumes that the Lessee's insurance covers damage of this type, as well as burglary and vandalism. The Lessee shall take due care of the premises and furnishings and pay the cost of any damage arising as a result of negligence or lack of maintenance and which cannot be deemed normal wear and tear. The Lessor assumes that the Lessee's insurance covers damage of this type, as well as burglary and vandalism.

3. The Lessee shall take due care of the premises and furnishings and pay the cost of any damage arising as a result of negligence or lack of maintenance and which cannot be deemed normal wear and tear. The Lessor assumes that the Lessee's insurance covers damage of this type, as well as burglary and vandalism.

4. Subletting of the entire premises or parts thereof to another person, company or outsider may be permitted after the written consent of the Lessor after customary credit assessment, on condition that this does not involve any kind of complication or cost whatsoever for the Lessor.

5. A current registration certificate for the Lessee's company shall be appended to the contract not later than 30 April 1996. It is also requested that the name of a bank reference be provided at the same time.

6. In addition to the clause entitled 'Unforeseen costs' in the present contract, page 1, the Lessee shall on each occasion pay his share of the current property tax or other special tax or other surcharge relating to the property. The premises' share of the total area of the property is 8.82 per cent. Property tax will be levied according to instructions from the tax authorities and adjusted to the type and nature of the property in individual cases.

7. The Lessee is not entitled to park a motor vehicle in the grounds of the property except in conjunction with moving in or out and only with the consent of the Lessor. Breach of this clause will result in the vehicle being towed away at the owner's expense.

8. All modifications of the premises shall be documented in writing by the Lessee and may only be performed with the written approval of the Lessor. This applies particularly to electrical, heating, water, drainage and ventilation installations, all of which are subject to official regulations or insurance provisions. The above also applies to temporary modifications.

9    The following shall apply to refuse and waste removal:

     The Lessor shall make available a refuse storage chamber for normal waste situated to the right of the grounds (Riddargatan 17). The waste shall unconditionally be placed in large plastic waste sacks which are securely closed with string or special plastic thread. This is essential in order to prevent waste paper being spread around the grounds. No other type of packaging will be approved by SKAFAB, which has the sacks collected by Sellbergs.

     Bulky waste is taken to mean heavier packaging, cardboard boxes, furnishings, paint tins, wooden boxes, machine parts, timber, etc. The Lessee is himself responsible for storage and removal of such waste through direct contact with the contractor for the removal of the waste or the hire of a container, which should be lockable.

     In cases where repeated reminders have not had any acceptable result, a Lessee who contravenes these regulations and thereby impedes or obstructs the removal of waste sacks and causes littering of the refuse storage chamber and the grounds will be liable to pay the cost of any extra cleaning required. This applies equally to stairways and cellar passages.

     The Lessee undertakes furthermore to adapt his operations to forthcoming decisions by the authorities which may regulate waste management in terms of storage, source separation and removal, and likewise to the Lessor's regulations concerning the storage of waste.

10. Since the premises contain water and sewage pipes, the Lessor must be afforded access to the valves pertaining thereto. The property owner shall therefore be provided with one copy of the keys or code cards.

11. Because of the location of the premises in a residential area, the Lessee is not entitled to arrange disruptive activities in the leased premises which contravene current regulations applicable both to business premises and residential premises.

12.  The electricity metre designation is H2. The subscription number is 70 218
     512. Transfer of the electricity subscription from the previous subscriber is to be carried out at the same time as this contract is signed.

13. Communications concerning the property may be submitted in writing to Bojner Estate AB, c/o Torkapparater, Box 14207, 104 40 Stockholm, or by fax 08 6611112 or by telephone 08-6602060.

Following extensive refurbishment of the grounds and certain of the larger premises, which will soon be completed, it is possible that further regulations must be drawn up in order to create a pleasant and friction-free atmosphere for all tenants. Regulations and views, including suggestions and questions will be put forward by the Lessee mainly by telefax.

Stockholm, 4 April 1996                      Stockholm, 4 April 1996

Bojner Estate AB                             Spray Interactive Media Agency AB

(Signed)                                     (Signed)
Ulf Bojner                                   Johan Ihrfelt

CONDITIONS OF LEASE, INDUSTRIAL PREMISES, RIDDARGATAN 17

Only training activities may be conducted on the premises. Cafe operations or sale of food and drink are not permitted.

Access to the premises in their existing condition and with the use of present facilities is permitted on 1 April 1996 at a cost of SEK 1,200/m2 and year during the term of the lease. The premises are leased on condition that the Lessee or the Lessee's operations do not cause any disturbance to the Lessor or other lessees in the property. As regards disturbing activities, this also applies to any sublessees who are allowed access to the premises with the consent of the Lessor. Such disturbances, apart from odor, waste and transport problems, also include disorderliness, which comes under police regulations. In addition to this, our own special regulations apply pursuant to the appendix to the lease.

As regards maintenance, contacts with the authorities, etc., the following clause in the Swedish Federation for Rental Property Owners' standard lease form applies:

"It shall be the responsibility of the Lessee at his own risk and at his own expense, to take any measures as may be required by an insurance company, a municipal building committee, a municipal environmental protection and public health committee, a fire-fighting authority or any other authority for the premises to be used as intended. The Lessee shall consult with the Lessor before such measures are taken."

If the Lessee undertakes modification to the premises without the necessary building permission and the Lessor as a result thereof is required to pay a building fee or surcharge pursuant to the Swedish Planning and Building Act
(PBL) the Lessee shall pay the corresponding sum to the Lessor.

In other respects, work on the premises shall be performed pursuant to Swedish Code of Statutes SFS 1987:246 (PBL) and 1987:383 (Planning and Building Ordinance).

The contract requires that the Lessor be afforded access to all the fixed installations in the building whose through-connections go through the premises. Removal of existing installations for the premises in question requires the permission of the Lessor. The Lessee shall be liable for defective demolition and building work.

A new entrance towards the grounds at Riddargatan 17 is to be built and paid for by the Lessor. The Lessor will use a pre-defined part of the premises to lead through a ventilation duct.

The above preliminary conditions are hereby approved. More detailed conditions, mainly in accordance with existing leases, will be confirmed in a separate contract on 1 March 1996.

Stockholm, 29 February 1996

Spray Interactive Media Agency AB                        Bojner Estate AB

Johan Ihrfelt                                            Anna Bojner

                                                                      Appendix 3

INDEX CLAUSE
FOR PREMISES

FOR                  Contract no: 731 100
                     Property:  Havssvalget 2

LESSOR               Bojner Estate AB

LESSEE               Spray Interactive Media Agency AB

CLAUSE Of the rent stipulated in the contract, amounting to SEK574,800, 100% or SEK _______ shall constitute the basic rent. During the term of the contract, in the light of changes in the consumer price index (total index with 1980 as the base year), a rental increment shall be payable amounting to a certain percentage of the basic rent and calculated according to the following criteria.

                     For rental contracts which begin during the period 1 January to 30 June, the basic rent is considered adjusted to the index for October of the previous year.

                     For rental contracts which begin during the period 1 July to 31 December, the basic rent is considered adjusted to the index for October of the same year.

                     The index for the October to which the basic rent as above is considered adjusted constitutes the base figure unless otherwise agreed to as follows by stating a year.
                     Basic figure otherwise agreed, i.e. index for October of___

                     Should the index in any subsequent October have risen by more than three (3.0) units in relation to the base figure, an increment shall be payable pursuant to the percentage according to which the index has changed in relation to the base figure. Thereafter, increments shall be payable in relation to index changes, whereby the change in rent shall be calculated on the basis of the percentage change between the base figure and the index for each October. A criterion for a fut the index for any October shall have risen or fallen by at least three (3.0) units in relation to the index which applied at the last occasion when the rent was adjusted pursuant to this clause.

                     The rent payable shall, however, never fall below the amount stipulated in the contract. Changes shall always take effect on 1 January after the October in which the index has given cause for adjustment.

SIGNATURES           Place, date                     Place, date
                     Stockholm, 12 April 1996        Stockholm, 12 April 1996

                     Lessor                          Lessee
                     Bojner Estate AB                Spray Interactive Media AB
                     (Signed)                        (Signed)

Lessor's notes concerning index: